UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2022

CLEARBRIDGE

VARIABLE LARGE CAP

VALUE PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objectives

The primary investment objective of the Portfolio is to seek long-term growth of capital. Current income is a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Variable Large Cap Value Portfolio for the twelve-month reporting period ended December 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2023

II	ClearBridge Variable Large Cap Value Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The primary investment objective of the Portfolio is to seek long-term growth of capital. Current income is a secondary objective. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. The Portfolio may invest up to 20% of its net assets (at the time of investment) in foreign securities.

We emphasize individual security selection while diversifying the Portfolio’s investments across industries, which may help to reduce risk. We focus on established large capitalization companies, seeking to identify those companies with favorable valuations and attractive growth potential. We employ fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive position.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Equity markets took a defensive shift during the twelve-month reporting period ended December 31, 2022, resulting in a 18.11% decline for the S&P 500 Indexi. Within the benchmark Russell 1000 Value Indexii, which returned -7.54%, rising interest rates created headwinds for stocks in the information technology (“IT”) (-28.02%), communication services (-26.35%), real estate (-26.24%) and consumer discretionary (-19.80%) sectors. Energy (+66.02%) was the clear winner amid elevated oil and gas prices and an ongoing energy crisis in Europe, while more defensive areas also outperformed the benchmark, including consumer staples (+1.60%), utilities (+1.35%), and health care (+0.28%).

Rising inflation prompted the Federal Reserve Board (the “Fed”) to take on a more hawkish stance, accelerating the tapering of asset purchases and increasing rate hike projections. This drove equities, in particular higher-growth companies, to sell off entering 2022.

Russia’s invasion of Ukraine in February further disrupted global supply chains and reduced global commodity reserves due to the sanctions levied on Russia, the world’s eleventh largest economy. The conflict increased the probability of a recession in Europe, which investors feared could spread to other developed economies. Oil and gas prices spiked, lifting the energy sector and driving further inflation. The yield for the ten-year Treasury note rose from 1.63% to 2.33% in the first quarter of 2022.

The second quarter brought more of the same, with persistent inflation prompting central banks to take more hawkish stances. The Fed raised the federal funds rate by 50 basis points in May and 75 basis points in June. These hikes jarred financial markets, significantly compressing equity multiples. Defensive sectors led the market, along with the energy sector, while mega cap growth stocks sold off. Concerns over companies’ ability to maintain current margins increased, as did the probability of a “hard landing” for the economy. The yield for the ten-year Treasury note rose to 3.01%.

ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report	1

Portfolio overview (cont’d)

A bear market rally followed in July, with investors bidding up growth stocks in particular in the hopes a policy-engineered recession would spur a reversal in Fed policy. Such hopes were disappointed in August when candid statements by Fed Chair Powell signaled the Fed’s intent to continue raising rates beyond previous targets, regardless of the economic consequences. Higher bond yields — the yield for ten-year Treasury note rose to 3.83% in the third quarter of 2022 — helped strengthen the U.S. dollar, reducing overseas revenues for multinational companies.

Emerging evidence of a slowing economy, which might prompt an early Fed pivot from its tightening regime, along with some better-than-expected earnings, helped equities to close out the period. After edging up above 4%, the yield for the ten-year Treasury note ended the period at 3.88%, up over 200 basis points for the reporting period, as the Fed signaled a higher-for-longer future for interest rates and a recession became the base case for 2023.

Q. How did we respond to these changing market conditions?

A. Over the reporting period we took steps to reduce cyclicality in the portfolio, while at the same time emphasizing characteristics that we believe help position the portfolio for more volatile market conditions. We lowered our exposure to weakening consumer spending trends, through the sale of off-price retailer TJX, online travel agency Booking and consumer finance company Capital One following a strong climb in share price, and through trimming American Express.

Recalibrating our semiconductor exposure, we sold NXP Semiconductors, which sells into the automotive market, and trimmed QUALCOMM, a key chip supplier for mobile handsets. We used the funds to buy Intel, which should benefit from the U.S. reshoring of semiconductor manufacturing while the company embarks on its dual strategy of regaining technological leadership and becoming a major global foundry player.

We also initiated a new position in Haleon, which has market leadership in several consumer health care brands (an area which we believe will be resilient in a challenging macroeconomic environment) and an attractive valuation given unique spinoff dynamics and a legal overhang related to legacy over-the-counter products.

We also initiated and subsequently added to a position in Meta Platforms following a 70% year-to-date decline in its shares. Meta shares derated materially in 2022 as revenue growth slowed due to tough comps versus a strong e-commerce environment during COVID-19, privacy changes put in place by Apple, and the meteoric rise of rival social media platform TikTok. The company’s valuation declined to a compelling 10x consensus 2023 earnings, which in our view materially undervalued its long-term earnings and free cash flow generation potential. Despite current revenue headwinds, we believe Meta’s massive platform reach should allow it to continue to attract engagement, a metric that appears to be accelerating with the launch of its short-form video product “Reels”. The company’s ability to target potential customers is also set to improve, driven by large investments in artificial intelligence and improved analytical tools to navigate Apple’s privacy policies. We

2	ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report

also welcome the company’s increasing financial discipline, including reining in both capex and opex, which should sustain the company’s high underlying profitability and gain back investor confidence. Meta has also done a good amount of work to improve its social media platforms Facebook and Instagram and has best-in-class practices designed to reduced hate speech and improve privacy.

Performance review

For the twelve months ended December 31, 2022, Class I shares of ClearBridge Variable Large Cap Value Portfolio1 returned -6.43%. The Portfolio’s unmanaged benchmarks, the Russell 1000 Value Index and S&P 500 Index, returned -7.54% and -18.11%, respectively, for the same period. The Lipper Variable Large-Cap Value Funds Category Averageiii returned -6.97% over the same time frame.

Performance Snapshot as of December 31, 2022 (unaudited)
	6 months	12 months
ClearBridge Variable Large Cap Value Portfolio[1]:
Class I	9.22%	-6.43%
Russell 1000 Value Index	6.11%	-7.54%
S&P 500 Index	2.31%	-18.11%
Lipper Variable Large-Cap Value Funds Category Average	6.66%	-6.97%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2022, the gross total annual fund operating expense ratio for Class I shares was 0.71%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report	3

Portfolio overview (cont’d)

Q. What were the leading contributors to performance?

A. On an absolute basis, the Portfolio had positive returns in five of the eleven economic sectors it was invested in during the reporting period, with the greatest contributions to returns coming from the energy, health care and industrials sectors.

Overall stock selection was positive for relative results, in particular stock selection in the industrials, health care, IT, financials and utilities sectors. Underweights to the real estate and communication services sectors and an overweight to the energy sector were also beneficial.

On an individual stock basis, the leading contributors to performance included positions in ConocoPhillips, Chevron, Deere, Northrop Grumman and Sempra Energy.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, sector allocation detracted, in particular an overweight to the IT sector and underweights to the health care and consumer staples sectors. Stock selection in the communication services, energy and materials sectors also detracted from the Portfolio’s performance for the reporting period.

On an individual stock basis, the detractors from Portfolio performance for the period included the Portfolio’s holdings in Dish Network, Charter Communications, TE Connectivity, Bank of America and Intel.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. Over the course of the reporting period, in addition to portfolio activity outlined above we initiated a new position in Becton Dickinson in the health care sector and closed a position in T-Mobile in the communication services sector.

4	ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report

Thank you for your investment in ClearBridge Variable Large Cap Value Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Robert Feitler

Portfolio Manager

ClearBridge Investments, LLC

Dmitry Khaykin

Portfolio Manager

ClearBridge Investments, LLC

January 18, 2023

RISKS: Investments in common stocks are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Portfolio’s value may not rise as much as the value of funds that invest in companies with smaller market capitalizations. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in social, political and economic conditions, which could increase volatility. These risks are magnified in emerging or developing markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of December 31, 2022 were: ConocoPhillips (4.9%), Sempra Energy (4.4%), Deere & Co. (4.2%), JPMorgan Chase & Co. (3.8%), Bank of America Corp. (3.5%), Raytheon Technologies Corp. (3.2%), UnitedHealth Group Inc. (3.1%), Chevron Corp. (3.0%), American Express Co. (2.8%) and TE Connectivity Ltd. (2.6%). Please refer to pages 11 through 14 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net

ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report	5

Portfolio overview (cont’d)

assets) as of December 31, 2022 were: financials (20.5%), industrials (16.8%), information technology (13.6%), health care (12.2%) and energy (10.0%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. equity market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 73 funds for the six-month period and among the 73 funds for the twelve-month period in the Portfolio’s Lipper category.

6	ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2022 and December 31, 2021. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	9.22%	$1,000.00	$1,092.20	0.71%	$3.74	Class I	5.00%	$1,000.00	$1,021.63	0.71%	$3.62

[1]	For the six months ended December 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
Class I
Twelve Months Ended 12/31/22	-6.43%
Five Years Ended 12/31/22	7.86
Ten Years Ended 12/31/22	10.53

Cumulative total returns[1]
Class I (12/31/12 through 12/31/22)	172.06%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report	9

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I Shares of ClearBridge Variable Large Cap Value Portfolio vs. Russell 1000 Value Index and S&P 500 Index† — December 2012 — December 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of ClearBridge Variable Large Cap Value Portfolio on December 31, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the Russell 1000 Value Index and S&P 500 Index (together, the “Indices”). The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies and is generally representative of the performance of larger companies in the U.S. The Indices are unmanaged and are not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index.

10	ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report

Schedule of investments

December 31, 2022

ClearBridge Variable Large Cap Value Portfolio

(Percentages shown based on Portfolio net assets)

Security	Shares	Value
Common Stocks — 97.8%
Communication Services — 7.2%
Interactive Media & Services — 3.0%
Alphabet Inc., Class A Shares	45,538	$4,017,818	*
Meta Platforms Inc., Class A Shares	35,103	4,224,295	*
Total Interactive Media & Services		8,242,113
Media — 4.2%
Charter Communications Inc., Class A Shares	14,561	4,937,635	*
Comcast Corp., Class A Shares	112,586	3,937,132
DISH Network Corp., Class A Shares	191,168	2,683,999	*
Total Media		11,558,766
Total Communication Services		19,800,879
Consumer Discretionary — 1.7%
Specialty Retail — 1.7%
Home Depot Inc.	14,776	4,667,147
Consumer Staples — 3.0%
Beverages — 1.5%
PepsiCo Inc.	23,496	4,244,787
Personal Products — 1.5%
Haleon PLC, ADR	521,300	4,170,400	*
Total Consumer Staples		8,415,187
Energy — 10.0%
Oil, Gas & Consumable Fuels — 10.0%
Chevron Corp.	45,749	8,211,488
ConocoPhillips	114,140	13,468,521
Enterprise Products Partners LP	252,494	6,090,155
Total Energy		27,770,164
Financials — 20.5%
Banks — 8.2%
Bank of America Corp.	294,438	9,751,787
JPMorgan Chase & Co.	78,335	10,504,723
US Bancorp	55,878	2,436,840
Total Banks		22,693,350
Capital Markets — 3.2%
Bank of New York Mellon Corp.	76,282	3,472,357
Charles Schwab Corp.	64,417	5,363,359
Total Capital Markets		8,835,716
Consumer Finance — 2.7%
American Express Co.	51,759	7,647,392

See Notes to Financial Statements.

ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report	11

Schedule of investments (cont’d)

December 31, 2022

ClearBridge Variable Large Cap Value Portfolio

(Percentages shown based on Portfolio net assets)

Security	Shares	Value
Diversified Financial Services — 1.7%
Berkshire Hathaway Inc., Class B Shares	15,279	$4,719,683	*
Insurance — 4.7%
Marsh & McLennan Cos. Inc.	25,601	4,236,454
Progressive Corp.	34,595	4,487,317
Travelers Cos. Inc.	22,310	4,182,902
Total Insurance		12,906,673
Total Financials		56,802,814
Health Care — 12.2%
Biotechnology — 1.4%
Amgen Inc.	14,232	3,737,892
Health Care Equipment & Supplies — 1.7%
Becton Dickinson and Co.	18,450	4,691,835
Health Care Providers & Services — 5.6%
Elevance Health Inc.	13,919	7,140,030
UnitedHealth Group Inc.	15,990	8,477,578
Total Health Care Providers & Services		15,617,608
Pharmaceuticals — 3.5%
Johnson & Johnson	33,110	5,848,881
Merck & Co. Inc.	33,325	3,697,409
Total Pharmaceuticals		9,546,290
Total Health Care		33,593,625
Industrials — 16.8%
Aerospace & Defense — 5.5%
Northrop Grumman Corp.	11,353	6,194,310
Raytheon Technologies Corp.	88,514	8,932,833
Total Aerospace & Defense		15,127,143
Air Freight & Logistics — 1.8%
United Parcel Service Inc., Class B Shares	28,686	4,986,774
Electrical Equipment — 1.3%
Vertiv Holdings Co.	270,225	3,691,274
Industrial Conglomerates — 1.3%
Honeywell International Inc.	17,266	3,700,104
Machinery — 6.9%
Deere & Co.	26,782	11,483,050
Illinois Tool Works Inc.	18,983	4,181,955
Otis Worldwide Corp.	41,974	3,286,984
Total Machinery		18,951,989
Total Industrials		46,457,284

See Notes to Financial Statements.

12	ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report

ClearBridge Variable Large Cap Value Portfolio

(Percentages shown based on Portfolio net assets)

Security	Shares	Value
Information Technology — 13.6%
Communications Equipment — 4.9%
Cisco Systems Inc.	131,381	$6,258,991
Motorola Solutions Inc.	28,165	7,258,402
Total Communications Equipment		13,517,393
Electronic Equipment, Instruments & Components — 2.6%
TE Connectivity Ltd.	63,471	7,286,471
IT Services — 2.0%
Visa Inc., Class A Shares	26,394	5,483,618
Semiconductors & Semiconductor Equipment — 1.6%
Intel Corp.	97,103	2,566,432
QUALCOMM Inc.	17,049	1,874,367
Total Semiconductors & Semiconductor Equipment		4,440,799
Software — 2.1%
Microsoft Corp.	10,506	2,519,549
Oracle Corp.	39,705	3,245,487
Total Software		5,765,036
Technology Hardware, Storage & Peripherals — 0.4%
Apple Inc.	8,623	1,120,386
Total Information Technology		37,613,703
Materials — 5.0%
Chemicals — 3.8%
Air Products & Chemicals Inc.	20,691	6,378,208
PPG Industries Inc.	31,770	3,994,760
Total Chemicals		10,372,968
Construction Materials — 1.2%
Martin Marietta Materials Inc.	9,889	3,342,185
Total Materials		13,715,153
Real Estate — 1.6%
Equity Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.	21,288	4,510,076
Utilities — 6.2%
Electric Utilities — 1.8%
Edison International	76,685	4,878,700
Multi-Utilities — 4.4%
Sempra Energy	79,351	12,262,903
Total Utilities		17,141,603
Total Investments before Short-Term Investments (Cost — $140,940,513)		270,487,635

See Notes to Financial Statements.

ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report	13

Schedule of investments (cont’d)

December 31, 2022

ClearBridge Variable Large Cap Value Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Shares	Value
Short-Term Investments — 2.1%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	3.845%	4,742,051	$4,742,051	(a)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	4.024%	1,185,513	1,185,513	(a)(b)
Total Short-Term Investments (Cost — $5,927,564)			5,927,564
Total Investments — 99.9% (Cost — $146,868,077)			276,415,199
Other Assets in Excess of Liabilities — 0.1%			212,969
Total Net Assets — 100.0%			$276,628,168

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Portfolio ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Portfolio. At December 31, 2022, the total market value of investments in Affiliated Companies was $1,185,513 and the cost was $1,185,513 (Note 6).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

14	ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report

Statement of assets and liabilities

December 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $145,682,564)	$275,229,686
Investments in affiliated securities, at value (Cost — $1,185,513)	1,185,513
Dividends receivable from unaffiliated investments	468,987
Dividends receivable from affiliated investments	3,899
Receivable for Portfolio shares sold	2,464
Prepaid expenses	1,156
Total Assets	276,891,705

Liabilities:
Investment management fee payable	153,459
Payable for Portfolio shares repurchased	60,103
Fund accounting fees payable	22,851
Trustees’ fees payable	4,508
Accrued expenses	22,616
Total Liabilities	263,537
Total Net Assets	$276,628,168

Net Assets:
Par value (Note 5)	$137
Paid-in capital in excess of par value	144,721,783
Total distributable earnings (loss)	131,906,248
Total Net Assets	$276,628,168

Shares Outstanding:
Class I	13,729,125

Net Asset Value:
Class I	$20.15

See Notes to Financial Statements.

ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report	15

Statement of operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from unaffiliated investments	$5,599,813
Dividends from affiliated investments	17,459
Total Investment Income	5,617,272

Expenses:
Investment management fee (Note 2)	1,858,114
Fund accounting fees	69,321
Legal fees	37,547
Audit and tax fees	28,246
Trustees’ fees	23,650
Transfer agent fees	1,932
Shareholder reports	1,908
Commitment fees (Note 7)	1,866
Custody fees	1,755
Insurance	1,260
Miscellaneous expenses	5,629
Total Expenses	2,031,228
Less: Fee waivers and/or expense reimbursements (Note 2)	(1,215)
Net Expenses	2,030,013
Net Investment Income	3,587,259

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Unaffiliated Investment Transactions	7,697,143
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	(32,722,516)
Net Loss on Investments	(25,025,373)
Decrease in Net Assets From Operations	$(21,438,114)

See Notes to Financial Statements.

16	ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2022	2021

Operations:
Net investment income	$3,587,259	$3,179,594
Net realized gain	7,697,143	27,503,985
Change in net unrealized appreciation (depreciation)	(32,722,516)	39,033,716
Increase (Decrease) in Net Assets From Operations	(21,438,114)	69,717,295

Distributions to Shareholders From (Note 1):
Total distributable earnings	(14,510,331)	(29,568,262)
Decrease in Net Assets From Distributions to Shareholders	(14,510,331)	(29,568,262)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	38,163,921	33,763,950
Reinvestment of distributions	14,510,331	29,568,262
Cost of shares repurchased	(63,151,252)	(55,836,861)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	(10,477,000)	7,495,351
Increase (Decrease) in Net Assets	(46,425,445)	47,644,384

Net Assets:
Beginning of year	323,053,613	275,409,229
End of year	$276,628,168	$323,053,613

See Notes to Financial Statements.

ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$22.74	$19.84	$21.26	$17.87	$21.43

Income (loss) from operations:
Net investment income	0.26	0.24	0.28	0.34	0.32
Net realized and unrealized gain (loss)	(1.77)	4.90	0.76	4.79	(2.15)
Total income (loss) from operations	(1.51)	5.14	1.04	5.13	(1.83)

Less distributions from:
Net investment income	(0.28)	(0.24)	(0.28)	(0.37)	(0.33)
Net realized gains	(0.80)	(2.00)	(2.18)	(1.37)	(1.40)
Total distributions	(1.08)	(2.24)	(2.46)	(1.74)	(1.73)

Net asset value, end of year	$20.15	$22.74	$19.84	$21.26	$17.87
Total return[2]	(6.43)%	26.21%	5.25%	28.88%	(8.87)%

Net assets, end of year (millions)	$277	$323	$275	$290	$252

Ratios to average net assets:
Gross expenses	0.71%	0.71%	0.73%	0.71%	0.72%
Net expenses[3]	0.71 [4]	0.71 [4]	0.73 [4]	0.71 [4]	0.72
Net investment income	1.25	1.04	1.46	1.66	1.49

Portfolio turnover rate	9%	16%	25%	12%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Variable Large Cap Value Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Portfolio follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset

ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report	19

Notes to financial statements (cont’d)

value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Portfolio’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Portfolio’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Portfolio’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

20	ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$270,487,635	—	—	$270,487,635
Short-Term Investments†	5,927,564	—	—	5,927,564
Total Investments	$276,415,199	—	—	$276,415,199

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest

ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report	21

Notes to financial statements (cont’d)

income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees are paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2022, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$422	$(422)

(a)	Reclassifications are due to differences between actual and estimated information for the prior year related to the Portfolio’s investments in limited partnerships.

22	ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Portfolio’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Portfolio’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1 billion	0.450

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of the portion of the Portfolio’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Portfolio. For Western Asset’s services to the Portfolio, LMPFA pays Western Asset monthly 0.02% of the portion of the Portfolio’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2022, fees waived and/or expenses reimbursed amounted to $1,215, all of which was an affiliated money market fund waiver.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on

ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report	23

Notes to financial statements (cont’d)

any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Portfolio’s shareholder servicing agent and acts as the Portfolio’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Portfolio’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$24,189,733
Sales	43,066,574

At December 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$146,176,087	$135,937,899	$(5,698,787)	$130,239,112

4. Derivative instruments and hedging activities

During the year ended December 31, 2022, the Portfolio did not invest in derivative instruments.

5. Shares of beneficial interest

At December 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

24	ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report

Transactions in shares of the Portfolio were as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Class I
Shares sold	1,820,065	1,490,994
Shares issued on reinvestment	741,760	1,316,724
Shares repurchased	(3,040,435)	(2,480,288)
Net increase (decrease)	(478,610)	327,430

6. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Portfolio. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2022. The following transactions were effected in such company for the year ended December 31, 2022.

	Affiliate Value at December 31, 2021	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$1,647,979	$11,162,026	11,162,026	$11,624,492	11,624,492

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2022
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$17,459	—	$1,185,513

7. Redemption facility

On February 4, 2022, the Portfolio, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Portfolio shall, in addition to interest charged on any borrowings made by the Portfolio and other costs incurred by the Portfolio, pay its share of fees and expenses incurred in connection with the implementation and

ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report	25

Notes to financial statements (cont’d)

maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Portfolio did not utilize the Global Credit Facility during the year ended December 31, 2022.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$5,050,363	$4,622,058
Net long-term capital gains	9,459,968	24,946,204
Total distributions paid	$14,510,331	$29,568,262

As of December 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$44,815
Undistributed long-term capital gains — net	2,421,868
Total undistributed earnings	$2,466,683
Other book/tax temporary differences(a)	(799,547)
Unrealized appreciation (depreciation)(b)	130,239,112
Total distributable earnings (loss) — net	$131,906,248

(a)

Other book/tax temporary differences are attributable to book/tax differences in the treatment of certain passive activity losses from partnership investments and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis in partnership investments.

9. Recent accounting pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

*  *  *

26	ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

10. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Portfolio by its service providers.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Portfolio will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report	27

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Equity Trust and Shareholders of ClearBridge Variable Large Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Variable Large Cap Value Portfolio (one of the portfolios constituting Legg Mason Partners Variable Equity Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 13, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

28	ClearBridge Variable Large Cap Value Portfolio 2022 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Variable Large Cap Value Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

ClearBridge Variable Large Cap Value Portfolio	29

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

30	ClearBridge Variable Large Cap Value Portfolio

Independent Trustees† (cont’d)

Robin J. W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 57 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

ClearBridge Variable Large Cap Value Portfolio	31

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	127
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

32	ClearBridge Variable Large Cap Value Portfolio

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

ClearBridge Variable Large Cap Value Portfolio	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

34	ClearBridge Variable Large Cap Value Portfolio

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Portfolio is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Portfolio hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2022:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$9,459,968
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$5,257,088

ClearBridge Variable Large Cap Value Portfolio	35

ClearBridge

Variable Large Cap Value Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Variable Large Cap Value Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

ClearBridge Variable Large Cap Value Portfolio

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 877-6LM-FUND/656-3863.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 877-6LM-FUND/656- 3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Variable Large Cap Value Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD04114 2/23 SR23-4602

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2021 and December 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $379,280 in December 31, 2021 and $349,206 in December 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2021 and $0 in December 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $159,250 in December 31, 2021 and $149,250 in December 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Equity Trust., were $0 in December 31, 2021 and $0 in December 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $1,558,348 in December 31, 2021 and $785,604 in December 31, 2022.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date: February 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date: February 17, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci Principal Financial Officer

Date: February 17, 2023